                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                           NEXTERA ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                                      LOGO

                               One Cranberry Hill
                         Lexington, Massachusetts 02421
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2000

TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nextera Enterprises, Inc., a Delaware corporation, will be held at Shutters Hotel, 1 Pico Boulevard, Santa Monica, California 90405, on June 15, 2000 at 9:00 a.m. local time, for the following purposes:

     1. To elect eleven directors to hold office until the Annual Meeting of Stockholders following fiscal 2000. Our current Board of Directors has nominated and recommends for election as directors the following eleven persons:

         Steven B. Fink
         Marc R. Benioff
         Roger Brossy
         James K. Burns
         Gregory J. Clark
         Ralph Finerman
         Keith D. Grinstein
         Stanley E. Maron
         Michael D. Rose
         Richard V. Sandler
         Richard L. Sandor

     2. To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 50,000,000 to 75,000,000 shares.

     3. To approve an amendment and restatement of the 1998 Equity Participation Plan of Nextera Enterprises, Inc.

     4. To approve an amendment and restatement of the Nextera/Lexecon Limited Purpose Stock Option Plan of Nextera Enterprises, Inc.

     5. To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2000.

     6. To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

     The Board of Directors has fixed the close of business on May 1, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, adjournment or postponement thereof.
                                          By Order of the Board of Directors

                                          /s/ Steven B. Fink
                                          Steven B. Fink
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

Lexington, Massachusetts
May 26, 2000

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                                      LOGO

                               One Cranberry Hill
                         Lexington, Massachusetts 02421
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Nextera Enterprises, Inc. for use at the Annual Meeting of Stockholders to be held on June 15, 2000, at 9:00 a.m. local time, or at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Shutters Hotel, 1 Pico Boulevard, Santa Monica, California 90405. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 26, 2000.

SOLICITATION

     We will bear the cost of soliciting proxies for the upcoming Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such stock, and we will reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, we and our directors, officers and regular employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to our directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Stockholders of record at the close of business on May 1, 2000 (the "record date") are entitled to receive notice of and to vote at the Annual Meeting. As of April 14, 2000, we had outstanding and entitled to vote approximately 31,043,485 shares of our Class A Common Stock, par value $0.001 per share, and 3,900,203 shares of our Class B Common Stock, par value $0.001 per share.

     Holders of our Class A Common Stock of record on the record date will be entitled to one vote on all matters to be voted upon for each share of Class A Common Stock held. Holders of our Class B Common Stock of record on the record date will be entitled to ten votes on all matters to be voted upon for each share of Class B Common Stock held.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (i.e., shares held by a broker or nominee that are represented at the meeting but which the broker or nominee is not empowered to vote on a particular proposal) are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive offices, One Cranberry Hill, Lexington, Massachusetts 02421, a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record at the close of business on May 1, 2000 may vote in person if present at the meeting, whether or not he or she has previously given a proxy. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of eleven members. Our Amended and Restated Bylaws provide that our Board of Directors shall be elected at the annual meeting of stockholders and each director shall serve until such person's successor is elected and qualified or until such person's death, retirement, resignation or removal. Our Amended and Restated Certificate of Incorporation and Bylaws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than seven and not more than thirteen directors, the exact number of directors to be determined by one or more resolutions adopted from time to time by the Board of Directors. The authorized number of directors is currently set at eleven. Each of the nominees for election is currently a member of our Board of Directors. If elected at the Annual Meeting, each of the eleven nominees would serve until our Annual Meeting of Stockholders following fiscal 2000, in each case until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eleven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

     Biographical information for each person nominated as a director is set forth below.

STEVEN B. FINK

     Mr. Fink, 49, has been a Director since our inception and was named Chairman of the Board of Directors and Chief Executive Officer in October 1999. Mr. Fink is also a Director of Nextera Enterprises Holdings, Inc., a position he has held since February 1999, Vice Chairman and Treasurer of Knowledge Universe, Inc., positions he has held since August 1998, and serves as an officer or director of other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera. In addition, Mr. Fink is a Director of Hoover's, Inc., a provider of business information over the Internet, and a Director of Spring Group, PLC, a business consulting firm. From December 1993 to December 1996, Mr. Fink was Vice President of MC Group, a business consulting firm. Mr. Fink was President of East West Capital, an investment firm, from 1989 to December 1993.

MARC R. BENIOFF

     Mr. Benioff, 36, currently serves as a Director of Nextera, a position he has held since January 2000. Mr. Benioff is currently the Chairman of the Board of Directors of salesforce.com, an Internet company offering business applications and services that he founded in 1999. From 1986 through 1999, Mr. Benioff held several executive positions with Oracle Corporation. Prior to joining Oracle, Mr. Benioff held management positions at Apple Computer and Liberty Software.

ROGER BROSSY

     Mr. Brossy, 40, currently serves as a Director of Nextera, a position he has held since August 1998. Mr. Brossy was elected as Director pursuant to the terms of a stockholders agreement entered into in connection with our acquisitions of Sibson & Company, L.P. and Sibson Canada, Inc. Mr. Brossy also serves as Managing Director of Sibson & Company, LLC, our subsidiary. Mr. Brossy has held various management and consulting positions with Sibson since 1985. From 1981 to 1985, Mr. Brossy was a consultant with Hay Associates, a human resources consulting firm.

JAMES K. BURNS

     Mr. Burns, 52, currently serves as a Director of Nextera, a position he has held since August 1999. Mr. Burns also serves as a Managing Director of Nextera Interactive, our subsidiary, a position he has held since August 1999. From 1998 to 1999, Mr. Burns founded and was the Chief Executive Officer of NeoEnterprises, an e-commerce consulting and developing company. From 1997 to 1998, Mr. Burns served as Co-Chief Executive Officer and as a Director of CIS, Inc., a strategic change and information technology solutions firm. From 1994 to 1997, Mr. Burns held various positions at Swiss Bank--Warburg, an investment bank, including Chief Operating Officer of North America, Managing Director and member of the United States Management Committee. From 1992 to 1994, Mr. Burns was Vice Chairman, Chief Operating Officer and Chief Executive Officer--United States and Latin America of SHL Systemhouse, now MCI Systemhouse. From 1988 to 1992, Mr. Burns was Vice President and Head of Global Information Technology at Goldman Sachs.

GREGORY J. CLARK

     Mr. Clark, 57, currently serves as a Director of Nextera, a position he has held since January 2000. Mr. Clark is also an officer of Knowledge Universe and another privately-held affiliate of Knowledge Universe, positions he has held since December 1999. From 1998 to 1999, Mr. Clark serves as President and Chief Operating Officer of Loral Space & Communications. From 1994 to 1998, Mr. Clark served as President of News Technology Group, a division of News Corporation. From 1988 to 1994, Mr. Clark served as IBM's Director of Science and Technology in Australia.

RALPH FINERMAN

     Mr. Finerman, 64, currently serves as a Director of Nextera, a position he has held since August 1998. Mr. Finerman is also a Director of Nextera Enterprises Holdings, Inc., a position he has held since February 1999, and serves as an officer or director of other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera. Mr. Finerman is a CPA and an attorney and practiced in New York prior to forming RFG Financial Group, Inc. in 1994. Mr. Finerman currently serves as President of RFG Financial Group.

KEITH D. GRINSTEIN

     Mr. Grinstein, 39, currently serves as a Director of Nextera, a position he has held since January 2000. Mr. Grinstein is Vice Chairman of the Board of Directors of Nextel International, Inc. Mr. Grinstein has been a member of Nextel's Board of Directors since January 1996, its President from January 1996 until March 1999 and its Chief Executive Officer from January 1996 until August 1999. From January 1991 to December 1995, Mr. Grinstein was President and Chief Executive Officer of the aviation communications division of AT&T Wireless Services, Inc., formerly McCaw Cellular Communications, Inc. Mr. Grinstein also held a number of positions at McCaw Cellular Communications and its subsidiaries, including Vice President and Assistant General Counsel of McCaw Cellular Communications and Vice President, General Counsel and Secretary of LIN Broadcasting Company. Mr. Grinstein is also a Director of The Ackerley Group, Inc. and F5 Networks, Inc.

STANLEY E. MARON

     Mr. Maron, 52, currently serves as a Director and as Secretary of Nextera, positions he has held since our inception. Mr. Maron is also Director and Secretary of Nextera Enterprises Holdings, Inc., positions he has held since February 1999, and serves as an officer or director of other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera. Mr. Maron is a senior partner in the law firm of Maron & Sandler, a Professional Corporation, which was formed in September 1994. Mr. Maron specializes in corporate and tax law. Mr. Maron serves on our Audit Committee.

MICHAEL D. ROSE

     Mr. Rose, 57, currently serves as a Director of Nextera, a position he has held since October 1998. Mr. Rose served as Chairman of the Board of Directors of Promus Hotel Corporation from April 1995 through December 1997 and has continued to serve as a Director since December 1997. Mr. Rose was Chairman of the Board of Directors of Harrah's Entertainment, Inc. from June 1995 to December 1996. From November 1989 to June 1995, Mr. Rose was Chairman of the Board of Directors of The Promus Companies, Incorporated and also served as its Chief Executive Officer from November 1989 to April 1994. Mr. Rose is also a Director of Ashland Inc., First Tennessee National Corporation, General Mills, Inc., Stein Mart, Inc., FelCor Lodging Trust, Inc., ResortQuest International, Inc. and Darden Restaurants, Inc. Mr. Rose serves on our Audit and Compensation Committees.

RICHARD V. SANDLER

     Mr. Sandler, 51, currently serves as a Director of Nextera, a position he has held since our inception. Mr. Sandler is also a Director of Nextera Enterprises Holdings, Inc., a position he has held since February 1999, and serves as an officer or director of other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera. Mr. Sandler is a senior partner in the law firm of Maron & Sandler, a Professional Corporation, which was formed in September 1994. Mr. Sandler specializes in general securities and business law. Mr. Sandler serves on our Audit Committee.

RICHARD L. SANDOR, PH.D.

     Dr. Sandor, 59, currently serves as a Director of Nextera, a position he has held since January 2000. Dr. Sandor is Chairman of the Board of Directors and Chief Executive Officer of Environmental Financial Products L.L.C., which specializes in developing and trading in environmental, financial and commodity markets, positions he has held since 1998. In 1997 and 1998, Dr. Sandor served as Second Vice Chairman-Strategy for the Chicago Board of Trade. Prior to that time, Dr. Sandor held senior executive positions in the financial services industry and with the Chicago Board of Trade. Dr. Sandor is on the Board of Governors of The School of the Art Institute of Chicago. Dr. Sandor serves on our Compensation Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED ABOVE.

                           COMPENSATION OF DIRECTORS

     Directors are reimbursed for all expenses incurred in connection with attendance at Board of Directors and Committee meetings, but do not otherwise receive any compensation for services as a director. In 1999, pursuant to our 1998 Equity Participation Plan, we granted to each of Messrs. Finerman, Fink, Maron, Rose and Sandler in their capacity as independent directors, options to purchase 15,000 shares of Class A Common Stock. From January 1, 2000 through April 14, 2000, pursuant to our 1998 Equity Participation Plan, we granted options to purchase 175,000 shares of our Class A Common Stock to Mr. Burns (of which 75,000 are subject to stockholder approval at the Annual Meeting), 79,700 shares of our Class A Common Stock to Mr. Brossy, 35,000 shares of our Class A Common Stock to Mr. Rose and 50,000 shares of our Class A Common Stock to each of Messrs. Benioff, Clark and Grinstein and Dr. Sandor. Following the Annual Meeting, we intend to evaluate director compensation and we may implement a more extensive program for non-employee directors.

                          BOARD AND COMMITTEE MEETINGS

     Our Board held a total of ten meetings during the year ended December 31, 1999. During the past fiscal year, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served during the period in which he was a director or committee member. The Board has established an Audit Committee and a Compensation Committee. We do not have a Nominating Committee or any other committee.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee consists of Messrs. Maron, Rose and Sandler. The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews the scope of the audit examination, including fees and staffing; reviews the independence of the auditors; reviews non-audit services provided by the auditors; reviews findings and recommendations of auditors and management's response; and reviews the internal audit and control function. The Audit Committee held two meeting during the year ended December 31, 1999.

     The Compensation Committee consists of Mr. Rose and Dr. Sandor. The Compensation Committee reviews management compensation programs, approves compensation changes for senior executive officers, reviews compensation changes for senior management and other employees and administers awards under our option plans. The Compensation Committee held six meetings during the year ended December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Steven B. Fink served as a member of the Compensation Committee for part of 1999. Mr. Fink is an executive officer of Knowledge Universe, Inc. which holds debentures issued by Nextera with a principal amount, together with accrued interest, of approximately $30.6 million as of March 31, 2000.

     Stanley E. Maron served as a member of the Compensation Committee for part of 1999. Mr. Maron is a senior partner in the law firm of Maron & Sandler. Maron & Sandler billed Nextera approximately $650,000 for legal services rendered to us.

                                   MANAGEMENT

     Biographical information for our executive officer and other key employees who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board of Directors. Officers are elected by the Board of Directors annually at its first meeting following the Annual Meeting of Stockholders.

EXECUTIVE OFFICER

MICHAEL P. MULDOWNEY

     Mr. Muldowney, 36, joined us in May 1997 as Vice President, Finance and currently serves as our Chief Financial Officer, a position he has held since May 1998, and as an officer of certain subsidiaries of Nextera. Mr. Muldowney is a certified public accountant and was Corporate Controller as well as a Principal of Mercer Management Consulting, Inc. from 1992 to May 1997, and held various other financial management positions with Mercer from 1989 to 1992. Mr. Muldowney was a Senior Auditor of Marsh & McLennan Companies, Inc. from 1986 to 1989.

KEY EMPLOYEES

ANDREW M. ROSENFIELD

     Mr. Rosenfield, 48, currently serves as Chairman of the Board of Directors of Lexecon Inc. and has held various management positions with Lexecon since he co-founded it in 1977. Mr. Rosenfield also serves as a Senior Lecturer in Law at The University of Chicago Law School. Mr. Rosenfield is also Chairman of the Board of Directors and Chief Executive Officer of UNext.com, LLC, an educational services company.

DENNIS W. CARLTON

     Mr. Carlton, 49, currently serves as President of Lexecon, a position he has held since November 1997. Mr. Carlton has held various executive positions with Lexecon since 1977. Mr. Carlton is a Professor of Economics at The University of Chicago's Graduate School of Business, a position he has held since 1984.

ROBERT F. STALEY

     Robert F. Staley, Jr., 46, currently serves as our Chief Technology Officer, a position he has held since April 1997. Prior to joining us, Mr. Staley was a Managing Consultant of Renaissance Solutions, Inc. from March 1995 to March 1997. Mr. Staley served as the head of the Database Technology Group of, as well as holding various other managerial and technical positions with, Lotus Development Corporation from 1986 to March 1995.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Class A Common Stock, Class B Common Stock and other equity securities. Officers, directors and greater-than-ten-percent stockholders are required by Commission regulations to furnish us copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with, except that Mr. Burns filed a late Form 3 to report his initial holdings upon becoming a Director, Mr. Fink filed a late Form 5 to report 85,000 stock options he received from Nextera and 700,000 stock options he received from Nextera Enterprises Holdings, Inc. in connection with his appointment as our Chief Executive Officer, and Nextera Enterprises Holdings filed a late Form 5 to report the 700,000 options it granted to Mr. Fink in connection with his appointment as Chief Executive Officer of Nextera.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of our Class A Common Stock and Class B Common Stock as of April 14, 2000, by (i) all those known by us to be beneficial owners of more than 5% of our Common Stock; (ii) each of our directors; (iii) our Chief Executive Officer and our other four most highly paid executive officers; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Unless otherwise indicated, the address of the persons named below is care of Nextera Enterprises, Inc., One Cranberry Hill, Lexington, MA 02421.

                                                                                       BENEFICIAL OWNERSHIP OF CLASS
                                 BENEFICIAL OWNERSHIP OF     BENEFICIAL OWNERSHIP          A AND B COMMON STOCK
                                     CLASS A COMMON            OF CLASS B COMMON                  (1)(2)
                                       STOCK(1)(2)                STOCK(1)(2)          -----------------------------
                                 -----------------------   -------------------------                  PERCENT OF ALL
                                    SHARES                    SHARES                                      COMMON
            NAME OF              BENEFICIALLY    PERCENT   BENEFICIALLY   PERCENT OF    PERCENT OF        STOCK
       BENEFICIAL OWNER             OWNED         OWNED       OWNED         CLASS      VOTING POWER    OUTSTANDING
       ----------------          ------------    -------   ------------   ----------   ------------   --------------
Steven B. Fink(3)..............     415,000(4)     1.3%            --          --             *             1.2%
Michael P. Muldowney...........      70,630(5)       *         25,370           *             *               *
Marc R. Benioff................          --         --             --          --            --              --
Roger Brossy...................     211,203(6)       *             --          --             *               *
James K. Burns.................     170,000          *             --          --             *               *
Gregory C. Clark...............          --         --             --          --            --              --
Ralph Finerman.................      15,000(7)       *             --          --             *               *
Keith D. Grinstein.............       2,000          *             --          --             *               *
Stanley E. Maron...............      15,000(7)       *             --          --             *               *
Michael D. Rose................      15,000(7)       *             --          --             *               *
Richard V. Sandler.............      15,000(7)       *             --          --             *               *
Richard L. Sandor, Ph.D........          --         --             --          --            --              --
Nextera Enterprises Holdings,
  Inc.(8)......................   8,810,000(9)    28.4      3,844,200        89.9          67.5%           36.2
Lawrence J. Ellison(8).........   8,810,000(9)    28.4      3,844,200        89.9          67.5            36.2
Michael R. Milken(8)...........   8,810,000(9)    28.4      3,844,200        89.9          67.5            36.2
Lowell J. Milken(8)............   8,810,000(9)    28.4      3,844,200        89.9          67.5            36.2
All directors and executive
  officers as a group (12
  persons).....................     928,833(10)    2.9         25,370           *           1.7             2.7

---------------
* Indicates beneficial ownership of less than 1.0% of the outstanding Class A or Class B Common Stock, as applicable.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days hereof are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses the sole voting and disposition power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2) Based on approximately 31,043,485 shares of Class A Common Stock and 3,900,203 shares of Class B Common Stock outstanding as of April 14, 2000.

(3) Mr. Fink was named Chairman of the Board of Directors and Chief Executive Officer in October 1999.

(4) Represents shares issuable with respect to options exercisable within 60 days of April 14, 2000. Of these shares, 357,500 are subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

(5) Includes 9,000 shares of Class A Common Stock held by the Muldowney Children Irrevocable Trust. Mr. Muldowney has disclaimed all beneficial ownership of such shares.

(6) Includes 7,000 shares issuable with respect to options exercisable within 60 days of April 14, 2000.

(7) Represents shares issuable with respect to options exercisable within 60 days of April 14, 2000.

(8) Lawrence J. Ellison, Michael R. Milken, and Lowell J. Milken may each be deemed to have the power to direct the voting and disposition of, and to share beneficial ownership of, any shares of Common Stock owned by Nextera Enterprises Holdings, Inc. Lawrence J. Ellison, Michael R. Milken, and Lowell J. Milken may be deemed to be a group within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Lawrence J. Ellison is Chairman and Chief Executive Officer of Oracle Corporation and a Director of Knowledge Universe, LLC, and Knowledge Universe, Inc. Michael R. Milken is Chairman of the Board of Directors of Knowledge Universe, LLC and Knowledge Universe, Inc. On February 24, 1998, without admitting or denying any liability, Michael R. Milken consented to the entry of a final judgment in the U.S. District Court for the Southern District of New York in Securities and Exchange Commission v. Michael R. Milken et al., which judgment was entered on February 26, 1998, restraining and enjoining Michael R. Milken from associating with any broker, dealer, investment advisor, investment company, or municipal securities dealer and from violating Section 15(a) of the Exchange Act. Lowell J. Milken is Vice-Chairman of the Board of Directors of Knowledge Universe, LLC and Knowledge Universe, Inc. and the brother of Michael R. Milken.

(9) Includes 700,000 shares subject to options to purchase shares of Nextera's Class A Common Stock held by Nextera Enterprises Holdings that were granted to Mr. Fink in November 1999, none of which are currently exercisable.

(10) Includes 482,000 shares issuable with respect to options exercisable within 60 days of April 14, 2000. Of these shares, 357,500 are subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting. Also includes 9,000 shares of Class A Common Stock held by the Muldowney Children Irrevocable Trust. Mr. Muldowney has disclaimed all beneficial ownership of such shares.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid or accrued for the period from February 26, 1997 through December 31, 1997, for the year ended December 31, 1998 and for the year ended December 31, 1999 for our Chief Executive Officer, our former Chief Executive Officer and our four other most highly compensated executive officers whose compensation exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     -------------
                                                    ANNUAL            SECURITIES
                                                 COMPENSATION         UNDERLYING
                                FISCAL      ----------------------      OPTIONS        ALL OTHER
      NAME AND POSITION          YEAR        SALARY        BONUS     (# OF SHARES)    COMPENSATION
      -----------------         ------      --------      --------   -------------    ------------
Steven B. Fink(1).............   1999       $100,165      $     --     1,515,000(2)           --
  Chief Executive Officer and
  Chairman of the Board of
  Directors

Gresham T. Brebach, Jr.(3)....   1999       $541,667(4)   $     --            --        $  3,150(5)
  Former Chief Executive
Officer                          1998       $716,000(4)   $112,500            --        $173,047(5)
  and Director                   1997       $530,588(4)   $133,000            --              --

Roger Brossy..................   1999       $272,917      $ 76,500            --          15,000(5)
  Managing Director,             1998(6)    $ 83,333      $100,000        28,000              --
  Sibson and Director

James K. Burns................   1999(7)    $275,000      $ 67,552       200,000(8)           --
  Managing Director, Nextera
  Interactive and Director

Michael P. Muldowney..........   1999       $191,000      $ 57,300            --             135(5)
  Chief Financial Officer        1998       $181,417      $ 40,950            --        $ 30,547(5)
                                 1997       $116,666      $ 24,000            --              --

Ronald K. Bohlin(9)...........   1999       $375,000(10)  $     --            --             480(5)
  Former Chief Operating
     Officer                     1998       $450,004(10)  $101,250            --        $168,445(5)
  and Director                   1997       $337,509(10)  $ 65,000            --              --

---------------
 (1) Mr. Fink was named Chief Executive Officer in October 1999.

 (2) Includes options to purchase 715,000 shares of our Class A Common Stock that were granted subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting. Also includes options that Nextera Enterprises Holdings granted to Mr. Fink to purchase 700,000 shares of our Class A Common Stock owned by it. See "Compensation Arrangements and Employment Agreements."

 (3) Mr. Brebach was our Chief Executive Officer from February 1997 through October 1999.

 (4) Includes guaranteed bonus amounts of $125,000, $150,000 and $125,000 earned in 1999, 1998 and 1997, respectively.

 (5) Includes (i) for 1998, the dollar value of the difference between the price paid for shares of Common Stock purchased in August 1998 and the fair market value of such Common Stock on the date of purchase, (ii) the value of life insurance paid by the Company and (iii) miscellaneous other benefits.

 (6) Represents compensation and awards from August 31, 1998, the date Mr. Brossy joined Nextera, to December 31, 1998.

 (7) Represents compensation from February 1, 1999, the date Mr. Burns joined Nextera, to December 31, 1999.

 (8) Includes options to purchase 100,000 shares of our Class A Common Stock that were granted subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

 (9) Mr. Bohlin was our Chief Operating Officer from February 1997 through August 1999.

(10) Includes guaranteed bonus amounts of $83,333, $100,000 and $75,000 earned in 1999, 1998 and 1997, respectively.

COMPENSATION ARRANGEMENTS AND EMPLOYMENT AGREEMENTS

STEVEN B. FINK

     We have a compensation arrangement with Steven B. Fink, our Chief Executive Officer, under which we agreed to pay Mr. Fink a minimum annual base salary of $600,000, an annual bonus of $300,000 if we equal or exceed our projected revenue and income figures and an additional discretionary annual bonus to be determined by our Board of Directors. Mr. Fink will also be entitled to benefits under our benefit plans. In connection with his appointment as our Chief Executive Officer, we granted Mr. Fink options to purchase up to 85,000 shares of our Class A Common Stock, and we granted Mr. Fink options to purchase up to an additional 715,000 shares of our Class A Common Stock, subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting, at an exercise price of $5.31 per share. All of these options are subject to adjustments for stock splits, reverse stock splits, stock dividends and other similar transactions affecting such shares. These options have a term of ten years and vest as follows:

     (1) 200,000 options vested on December 22, 1999, when the closing price of our Class A Common Stock, as reported on the Nasdaq National Market, equaled or exceeded $7.50 per share for twenty consecutive trading days;

     (2) 200,000 options vested on January 10, 2000 when the closing price of our Class A Common Stock, as reported on the Nasdaq National Market, equaled or exceeded $10.00 per share for twenty consecutive trading days; and

     (3) an additional 400,000 options will vest if the closing price of our Class A Common Stock, as reported on the Nasdaq National Market or other national securities exchange upon which our Class A Common Stock may be listed in the future, equals or exceeds $12.50 per share for twenty consecutive trading days.

     Notwithstanding the above:

     (1) if Mr. Fink's employment with us terminates at any time for any reason other than as a result of his death or dismissal without "cause," as defined below, any unvested options shall terminate and become unexercisable and will not vest;

     (2) if Mr. Fink dies prior to the vesting of all the 800,000 stock options described herein, any options that would otherwise have vested within the twelve month period following the date of Mr. Fink's death shall vest at the time these options would have vested during that twelve month period and all unvested options at the end of the twelve month period following Mr. Fink's death shall terminate and become unexercisable; or

     (3) if Mr. Fink's employment with us is terminated without "cause," as defined below, all unvested options shall automatically vest.

     We can terminate Mr. Fink's employment for "cause" if Mr. Fink commits acts of disloyalty or dishonesty which result in, or are intended to result in, personal enrichment to Mr. Fink at our expense; acts of moral turpitude or illegal or unprofessional conduct which may adversely affect our reputation, or our relationships with our customers or suppliers; fraudulent conduct in connection with our business or affairs without regard to the intent of any such conduct; or a material and intentional violation of a directive of our Board of Directors.

     In addition, in connection with Mr. Fink's appointment as our Chief Executive Officer, Nextera Enterprises Holdings, Inc. granted Mr. Fink options to purchase from it up to 700,000 shares of our Class A Common Stock held by it, at an exercise price of $5.00 per share, subject to adjustments for stock splits, reverse stock splits, stock dividends and other similar transactions affecting such shares. These options have a term of ten years and will vest at the earlier of five years from the date of the grant or at the time the closing price of our Class A Common Stock, as reported on the Nasdaq National Market or other national securities exchange upon which our Class A Common Stock may be listed in the future, equals or exceeds $10.00 per share for a period of ninety consecutive trading days.

     Notwithstanding the above:

     (1) if Mr. Fink's employment with us terminates at any time for any reason other than as a result of his death or dismissal without "cause," as defined above, any unvested options shall terminate and become unexercisable and will not vest;

     (2) if Mr. Fink dies prior to the vesting of all the 700,000 stock options described herein, any options that would otherwise have vested within the twelve month period following the date of Mr. Fink's death shall vest at the time these options would have vested during that twelve month period and all unvested options at the end of the twelve month period following Mr. Fink's death shall terminate and become unexercisable; or

     (3) if Mr. Fink's employment with us is terminated without "cause," as defined above, all unvested options shall automatically vest.

MICHAEL P. MULDOWNEY

     On April, 25, 1997, we entered into an employment agreement with Michael P. Muldowney, our Chief Financial Officer. The agreement provides for a term of one year, which we have the option of renewing annually for additional one-year periods upon at least 90 days prior notice to Mr. Muldowney. We have renewed the agreement through April 30, 2001. Pursuant to the agreement, Mr. Muldowney currently receives an annual base salary of $250,000 and an annual bonus of up to 50% of his base salary, in an amount to be determined by our Board of Directors, as well as benefits under our benefit plans. Under the agreement, Mr. Muldowney purchased units of a predecessor entity at an aggregate purchase price of $5,000 that were ultimately converted into 25,000 shares of our Class A Common Stock and 10,750 shares of our Class B Common Stock. Mr. Muldowney is also subject to noncompetition, nondisclosure, and nonsolicitation covenants.

ROGER BROSSY

     On August 31, 1998, Sibson & Company, LLC, our subsidiary, entered into an employment agreement with Roger Brossy, one of our Directors. The agreement has a term of two years, as well as automatic renewal on each subsequent anniversary for subsequent one-year terms unless either Mr. Brossy or Sibson gives written notice to the other not less than sixty days prior to such anniversary. Pursuant to the agreement, Mr. Brossy receives a minimum annual base salary of $250,000, an initial annual target bonus equal to 60% of his annual base salary pursuant to Sibson's Annual Incentive Plan, as well as benefits under Sibson's benefit plans. Under the agreement, Mr. Brossy purchased units of a predecessor entity at an aggregate purchase price of $218 that were ultimately converted into 1,554 shares of our Class A Common Stock.

     The agreement also provides that upon Sibson's termination of Mr. Brossy's employment, other than for cause, retirement, disability or death, Sibson shall:

     (1) pay Mr. Brossy the balance of his base salary and a pro-rata share of the applicable bonus to which he would have been entitled to receive through the end of the then applicable term;

     (2) cause any options granted to Mr. Brossy under our 1998 Equity Participation Plan to vest to the extent of 50% of the remaining unvested portion of such options; and

     (3) continue to provide benefits upon the same terms and conditions then in effect on the date of termination through the then applicable term.

     Mr. Brossy is also subject to a Noncompete, Non-Solicitation, Proprietary Information, Confidentiality and Inventions Agreement.

OPTION GRANTS

     The following table sets forth information regarding stock options granted to the Named Executive Officers in 1999.

                          STOCK OPTION GRANTS IN 1999

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                  INDIVIDUAL GRANTS                         ANNUAL RATES OF
                               -------------------------------------------------------           STOCK
                               NUMBER OF     PERCENT OF TOTAL                             PRICE APPRECIATION
                               SECURITIES    OPTIONS GRANTED                                      FOR
                               UNDERLYING           TO           EXERCISE                   OPTION TERM(1)
                                OPTIONS        EMPLOYEES IN       PRICE     EXPIRATION   ---------------------
                                GRANTED        FISCAL 1999        ($/SH)       DATE         5%          10%
            NAME               ----------   ------------------   --------   ----------   ---------   ---------
Steven B. Fink(2)............   800,000(3)        10.0%           $ 5.31     10/29/09    2,671,544   6,770,218
                                 15,000               *           $11.00     02/23/09      103,768     262,968
                                700,000(4)          N/A           $ 5.00     11/01/09    2,201,132   5,578,097
Gresham T. Brebach, Jr.(5)...        --              --           $   --           --           --          --
Roger Brossy.................        --              --           $   --           --           --          --
James K. Burns...............   200,000(6)          2.5           $ 7.44     07/27/09      935,795   2,371,489
Michael P. Muldowney.........        --              --           $   --           --           --          --
Ronald K. Bohlin.............        --              --           $   --           --           --          --

---------------
*     Indicates less than 1.0%.

(1) The potential realizable values are based on an assumption that the stock price of the Company's Class A Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term, net of the option exercise price. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Commission and do not reflect our estimate of future stock price growth of the shares of the Class A Common Stock, nor do they give effect to any actual appreciation in the Class A Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock and overall stock market conditions.

(2)  Mr. Fink was named Chief Executive Officer in October 1999.

(3) Includes options to purchase 715,000 shares of our Class A Common Stock that were granted subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

(4) Represents options that Nextera Enterprises Holdings granted to Mr. Fink to purchase 700,000 shares of our Class A Common Stock owned by it. See "Compensation Arrangements and Employment Agreements."

(5) Mr. Brebach was our Chief Executive Officer from February 1997 through October 1999.

(6) Includes options to purchase 100,000 shares of our Class A Common Stock that were granted subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

          1999 AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the exercise of options to purchase our Class A Common Stock during the year ended December 31, 1999, and the unexercised options held and the value thereof at that date, for each of the Named Executive Officers.

                                                       NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED               IN-THE-MONEY
                              SHARES                OPTIONS AT FISCAL YEAR-END      OPTIONS AT FISCAL YEAR-END
                             ACQUIRED    VALUE                 (#)                            ($)(1)
                                ON      REALIZED   ----------------------------    ----------------------------
           NAME              EXERCISE     ($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----              --------   --------   -----------    -------------    -----------    -------------
Steven B. Fink(2)..........      --      $  --       215,000        1,300,000(3)   $1,541,125      $10,051,500
Gresham T. Brebach,
  Jr.(4)...................      --      $  --            --               --      $       --      $        --
Roger Brossy...............      --      $  --            --               --      $       --      $        --
James K. Burns.............      --      $  --             0          200,000(5)   $       --      $ 1,087,000
Michael P. Muldowney.......      --      $  --            --               --      $       --      $        --
Ronald K. Bohlin...........      --      $  --            --               --      $       --      $        --

---------------
(1) Represents the closing price per share of the underlying shares on the last day of the fiscal year less the option exercise price multiplied by the number of shares. The closing value per share was $12.875 on the last trading day of the fiscal year as reported on the Nasdaq National Market.

(2) Mr. Fink was named Chief Executive Officer in October 1999.

(3) Of the options to purchase 815,000 shares of our Class A Common Stock we granted to Mr. Fink, options to purchase 715,000 shares are subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting. Also includes options that Nextera Enterprises Holdings granted to Mr. Fink to purchase 700,000 shares of our Class A Common Stock owned by it. See "Compensation Arrangements and Employment Agreements."

(4) Mr. Brebach was our Chief Executive Officer from February 1997 through October 1999.

(5) Of the options to purchase 200,000 shares of our Class A Common Stock granted to Mr. Burns, options to purchase 100,000 shares are subject to stockholder approval of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

                               PERFORMANCE GRAPH

     The following graph compares total stockholder return on our Class A Common Stock since May 18, 1999 to two indices: the Nasdaq Composite Index, U.S. companies, and a peer group we have selected. The graph assumes an initial investment of $100 on May 18, 1999 and reinvestment of all dividends.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT SINCE
                                  MAY 18, 1999
[PERFORMANCE CHART]

                                                                               NASDAQ STOCK MARKET        SELF-DETERMINED PEER
                                                NEXTERA ENTERPRISES, INC.       (U.S. COMPANIES)                  GROUP
                                                -------------------------      -------------------        --------------------
05/1999                                                  100.00                      100.00                      100.00
06/1999                                                   72.00                      105.30                      100.90
12/1999                                                  144.10                      159.10                      128.70

The closing stock price of our Class A Common Stock on December 31, 1999, the last trading day of our 1999 fiscal year, was $12.875.

(1) Our peer group is comprised of the following companies: Cambridge Technology Partners, Inc., Navigant Consulting, Inc., Charles River Associates Incorporated, marchFIRST, Inc. and Marsh & McLennan Companies, Inc., weighted by market capitalization.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's Compensation Committee (the "Committee") is composed of two outside Directors: Mr. Rose and Dr. Sandor. The Committee develops the compensation policies of the Company and annually reviews and approves executive officer compensation. In general, the compensation policies adopted by the Committee are designed to attract, retain and motivate executives capable of achieving the Company's business objectives, which the Committee believes maximizes stockholder value. The Company does this by:

     - providing executives with a sufficient equity position in the Company to align the interests of our executive officers with those of our stockholders;

     - linking stock-based compensation to improvements in stockholder return;

     - creating a performance-based environment where executives earn increasing levels of compensation based upon annual and long-term business results; and

     - compensating executives based on the Company's performance over time and as compared with its competitors.

EXECUTIVE OFFICER COMPENSATION

     The Company's executive officer compensation program is comprised of three primary components:

     - base salary;

     - annual incentive compensation in the form of cash bonuses; and

     - long-term incentive compensation in the form of stock options.

     In recognition of the strong demand for executives in the consulting and e-commerce industries, the Company's limited operating history, and the Company's on-going need to attract and retain its executive officers, the Committee generally intends to set total executive compensation at or above the median levels for comparable positions at similarly sized companies in the consulting and e-commerce industries. The Committee strives to create the right mix of these compensation components to increase the probability that the Company will meet its long-term business objectives. The Committee also expects that the total compensation for each executive officer will depend upon the Company's performance and the executive's level of responsibility, experience, performance and contribution to the Company's growth and profitability. The Committee does not anticipate assigning a specific weight to any of the factors described above.

  Base Salary

     The Committee reviews salaries annually. The Committee's goal each year is to set the base salaries for the Company's executive officers at or above the median level for the industries in which the Company competes. The Committee does this by comparing salary data for markets from which the Company attracts executive talent and by considering the Company's experience in negotiating compensation with senior executives it is attempting to hire. The Committee then takes into account the individual performance, experience and responsibility of the executive officer to determine their annual base salary.

  Bonuses

     The Company pays bonuses to its executive officers after the end of the fiscal year, based primarily upon the Company's performance during the year, the individual performance of each executive officer and compensation survey information for executives employed within the Company's market segment. An executive's bonus in any given year varies depending on:

     - the ability of the executive to meet pre-determined financial targets;

     - key contributions made by the executive during the year; and

     - industry practice.

  Long-Term Incentive Compensation

     The Company grants stock options to provide long-term incentives and to align employee and stockholder long-term interest. Stock options provide a direct link between compensation and stockholder return. The exercise price of stock options granted to executives is generally equal to the fair market value of the Company's Class A Common Stock on the date of the grant. The vesting schedule for options granted under the Company's option plans is generally set to emphasize the long-term incentives provided by option grants. A longer vesting schedule is generally selected to encourage executives to consider the long-term welfare of the Company and to establish a long-term relationship with the Company. It is also designed to reduce executive turnover and to retain the trained skills of valued employees.

     The number of options granted to individual executive officers depends upon the executive's position at the Company, his or her performance prior to the option grant and market practices within the consulting and e-commerce industries. Because the primary purposes of granting options are to provide incentives for future performance and retain highly skilled and valued executives, the Committee considers the number of shares that are not yet exercisable by an executive under previously granted options when granting additional stock options.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Consistent with the Company's compensation philosophy, the Committee intends to set the total compensation of our Chief Executive Officer at or above the level of comparable companies in the consulting and e-commerce industries. The Committee also realizes the special significance of linking the compensation of the Company's chief executive officer to the long-term business objectives of the Company.

     The Company named Steven B. Fink as its Chairman of the Board and Chief Executive Officer, in October 1999. The Committee set Mr. Fink's base salary at $600,000 per year, based upon a survey of base salaries of similarly situated chief executive officers in the consulting and e-commerce industries. Mr. Fink's bonus was set at $300,000 upon the achievement by the Company of specific revenue and income figures. In addition, the Committee granted to Mr. Fink stock options, exercisable for an aggregate of 800,000 shares of the Company's Class A Common Stock. The exercise price of the options was set at $5.31 per share. The options vest only upon the value of our Class A Common Stock reaching and maintaining certain milestone values for specific periods of time. Of the options granted to Mr. Fink, 400,000 have vested, including 200,000 which vested after December 31, 1999. Of the 400,000 vested option shares, 357,500 are subject to stockholder approval of our Amended and Restated 1998 Equity Participation Plan.

     The Committee expects to fully evaluate Mr. Fink's performance during fiscal 2000 as part of its general executive officer review process in 2001. As part of that process, the Committee will determine the amount of Mr. Fink's bonus for fiscal 2000 and whether any annual adjustment to Mr. Fink's base salary is necessary.

     Gresham T. Brebach, Jr. was President, Chairman of the Board and Chief Executive Officer of the Company until his resignation in October 1999. In 1999, Mr. Brebach received a base salary of $541,667, which included a guaranteed bonus of $125,000. Upon Mr. Brebach's resignation, the Company paid him a bonus of $94,000 for 1999 and made salary continuation payments through March 3, 2000 totaling $166,667 pursuant to a severance agreement between the Company and Mr. Brebach.

TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code generally limits to $1.0 million per executive per year the tax deductions a public corporation may take for compensation paid to its Chief Executive Officer and its other four most highly compensated executive officers. Performance-based compensation that is tied to the attainment of specific goals is excluded from the Section 162(m) limitation. The Company is submitting its 1998 Equity Participation Plan, as amended and restated, and the Nextera/Lexecon Limited Purpose Stock Option Plan, as amended and restated, to the stockholders for approval at the 2000 Annual Meeting, in part, to qualify future awards under these plans as performance-based compensation exempt from the Section 162(m) limits. In order to maintain maximum flexibility, the Committee reserves the right to award a compensation package in any given year to any given executive that falls outside the scope of 162(m), if the Committee determines that it is in the best interests of the Company to do so.

                                          COMPENSATION COMMITTEE

                                          Michael D. Rose
                                          Richard L. Sandor, Ph.D.

                              CERTAIN TRANSACTIONS

  Loans to Officers

     In 1998, Nextera Enterprises Holdings, L.L.C., a predecessor entity to us, made loans of $576,000, $72,000 and $62,000 to Gresham T. Brebach, Jr., our former Chief Executive Officer, Michael P. Muldowney, our Chief Financial Officer, and Debra I. Bergevine, our former Vice President, Marketing, the proceeds of which were used to purchase from Nextera Enterprises Holdings, L.L.C. preferred units of Nextera Enterprises Holdings. These loans all bore interest at a rate of 10% per annum. The promissory notes and security documents evidencing this debt were contributed to us. The preferred units purchased by Messrs. Brebach and Muldowney and Ms. Bergevine were ultimately converted to a 1.2%, 0.1% and 0.1% interest, respectively, in the debentures discussed below. The loans to Mr. Brebach and Ms. Bergevine were subsequently repaid by them as part of their severance agreements with us by offsetting the amount they owed under the notes to what they were due under the debentures.

  Severance Agreements

     We entered into a severance agreement with Mr. Brebach, our former Chief Executive Officer, in connection with his resignation from Nextera to pursue other interests. Under the terms of the severance agreement, we paid Mr. Brebach $166,667, representing his base salary through March 3, 2000 and a bonus of $94,000 for 1999. In addition, in exchange for Mr. Brebach's release of his proportionate interest in the debentures with an approximate principal amount (including accrued interest) of $358,134, we cancelled the remaining principal and interest due under Mr. Brebach's loan amounting to approximately $358,134. We also reimbursed Mr. Brebach approximately $18,000 for carrying costs associated with his California residence.

     We entered into a severance agreement with Mr. Bohlin, our former Chief Operating Officer, in connection with his resignation from Nextera to pursue other interests. Under the terms of the severance agreement, Mr. Bohlin will be paid $225,000, representing his base salary through June 30, 2000. We also paid Mr. Bohlin a bonus of $101,000 for 1999 and will pay up to $10,000 for professional outplacement assistance. In addition, Mr. Bohlin released his proportionate interest in the debentures in return for a cash payment of $32,160, which was the principal amount (including accrued interest) of Mr. Bohlin's interest in the debentures.

     We entered into a severance agreement with Ms. Bergevine, our former Vice President, Marketing, in connection with her resignation from Nextera to pursue other interests. Under the terms of the severance agreement, Ms. Bergevine will be paid $92,663, representing her base salary through June 30, 2000. We also paid Ms. Bergevine a bonus of $40,000 for 1999 and will pay up to $2,500 for professional outplacement assistance. In addition, in exchange for Ms. Bergevine's release of her proportionate interest in the debentures with an approximate principal amount (including accrued interest) of $45,545, we cancelled the remaining principal and interest due under Ms. Bergevine's loan amounting to approximately $32,901 and made a cash payment to Ms. Bergevine of $12,644 for the difference between the value of Ms. Bergevine's interest in the debentures and the amount due under her loan.

  Bridge Loan and Debentures

     Knowledge Universe, Inc., Nextera, and a third party amended an existing bridge loan on December 31, 1998. Under the amended bridge loan, Knowledge Universe, Inc. loaned $37.5 million to us and we, along with certain of our subsidiaries, granted Knowledge Universe, Inc. a security interest in substantially all of our and their respective assets and properties. The security interest was equivalent to the security interest granted to the other party to the bridge loan. These same subsidiaries also guaranteed our obligations under the bridge loan. The amended bridge loan provided for an interest rate of 12% per annum and extended the maturity of the bridge loan to April 30, 1999. We used $31.1 million of the proceeds of the loan from Knowledge Universe, Inc. to finance the acquisition of Lexecon, $4.2 million to finance the payment of bonuses to certain key non-stockholder executives of Lexecon, $2.0 million to finance the acquisition of the Alexander Corporation and $2.2 million for general corporate purposes, including working capital. The bridge loan was further amended effective April 15, 1999 to extend the maturity date to May 31, 1999.

     In connection with our 1998 equity recapitalization, approximately $48.0 million was recorded as debentures due to affiliates. Knowledge Universe holds a 98.3% interest in the debentures, which interest was acquired for approximately $47.1 million. The debentures were subsequently amended in connection with the acquisition of Lexecon, and further amended effective April 15, 1999. During 1999, we utilized a portion of the net proceeds that we received from our initial public offering of Class A Common Stock to repay to Knowledge Universe, Inc. approximately $25.2 million of principal and interest due under the debentures and $38.5 million of principal and interest due under the bridge loan. The remaining amounts due under the bridge loan to the third party were paid in full.

     Steven B. Fink and Gregory J. Clark are executive officers of Knowledge Universe, Inc. which holds an interest in the debentures with a principal amount, together with accrued interest, of approximately $30.6 million as of March 31, 2000.

  Management, Attorneys' and Accounting Financial Services Fees

     We paid management fees of $410,000 in 1999 to Knowledge Universe, Inc. under a management fee agreement entered into in 1997. We also paid a supplemental management fee of $1.5 million to Knowledge Universe, Inc. for additional services rendered to us during 1998. Effective May 1999, the management fee agreement under which these fees were incurred was terminated.

     The law firm of Maron & Sandler has served as our general counsel since our inception. Stanley E. Maron and Richard V. Sandler, two of our Directors, are partners of Maron & Sandler. In 1999, Maron & Sandler billed us approximately $650,000 for legal services rendered to us.

     Since June 1997, we have retained RFG Financial Group, Inc. to provide accounting and financial services. Ralph Finerman, our Director, is President of RFG Financial Group, Inc.

  Consulting Services

     We from time to time perform professional consulting services for Knowledge Universe, Inc. and some of its affiliates. All such transactions were, and will be, entered into on an arm's length basis in accordance with Delaware law. Net revenues recognized from performance of these services were approximately $290,000 in 1999. During 1999, we recognized approximately $3.7 million of net revenues in connection with professional services performed for an entity whose chairman, founder and Chief Executive Officer is a senior executive of one our subsidiaries and in which an affiliate of Knowledge Universe, Inc. is a minority investor.

  Our Investments

     During 1999, we performed professional consulting services and recognized net revenues totaling $869,000 from certain entities in which we made equity investments during 1999. Knowledge Universe, Inc. or its affiliates have made controlling and non-controlling equity investments in all of these entities. All such transactions were entered into on an arm's length basis in accordance with Delaware law.

                                   PROPOSAL 2

            PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR
                              AMENDED AND RESTATED
                   CERTIFICATE OF INCORPORATION TO AUTHORIZE
                   ADDITIONAL SHARES OF CLASS A COMMON STOCK

     Our Amended and Restated Certificate of Incorporation provides that we are authorized to issue 50,000,000 shares of Class A Common Stock, 4,300,000 shares of Class B Common Stock and 10,000,000 shares of Preferred Stock. In May 2000, our Board of Directors authorized an amendment and restatement to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 75,000,000 shares. The total number of authorized shares of Class B Common Stock and Preferred Stock would remain unchanged.

     If the proposed amendment and restatement is approved by our stockholders at the Annual Meeting, the amendment and restatement would cause ARTICLE FOUR "CAPITAL STRUCTURE" of our Amended and Restated Certificate of Incorporation to read as follows:

     "The total number of shares of capital stock which the Corporation shall have the authority to issue is 89,300,000 shares, consisting of three classes of capital stock:

     (a) 75,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock");

     (b) 4,300,000 shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") and

     (c) 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")."

     As of April 14, 2000, we had 31,043,485 shares of Class A Common Stock issued and outstanding, 3,900,203 shares of Class B Common Stock issued and outstanding, 12,290,262 shares of Class A Common Stock reserved for issuance under our option plans, 197,813 shares of Class A Common Stock reserved for issuance in exchange for certain shares of capital stock of a Canadian subsidiary and 250,000 shares of Class A Common Stock reserved for issuance upon exercise of an outstanding warrant held by Knowledge Universe, Inc. In addition, if Proposal 3 is approved by the stockholders at the Annual Meeting, an additional 5,000,000 shares of our Class A Common Stock will be reserved for issuance under the Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc.

     The principal purposes of this amendment and restatement, among others, are to enable additional shares of Class A Common Stock to be issued under our stock option plans, to authorize additional shares of Class A Common Stock that will be available if the Board of Directors determines to raise additional capital through the sale of securities, to acquire another company or its business or its assets or to establish a strategic relationship with a corporate partner. If the amendment and restatement is adopted, an additional 25,000,000 shares of Class A Common Stock will be available for issuance by the Board of Directors without any further stockholder approval, although in specific instances, stockholder approval may be required in accordance with the requirements of the Nasdaq National Market. The Board of Directors believes that it is desirable for us to have the flexibility to issue the additional shares without stockholder approval. We have no current plans or proposals to issue any portion of the additional shares to be authorized under this proposal, except as set forth above.

     Under our Amended and Restated Certificate of Incorporation, our stockholders do not have preemptive rights with respect to the Class A Common Stock. Thus, an issuance of additional shares of Class A Common Stock could have a dilutive effect on the earnings per share, voting power and stockholdings of our existing stockholders. The proposed amendment and restatement could also, in certain circumstances, have an anti-takeover effect. For example, the additional shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. However, the Board of Directors is not aware of any pending or proposed effort to acquire control of Nextera and the Board of Directors has not presented this proposal with the intent that the proposal be used as an anti-takeover device.

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

            PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR
                         1998 EQUITY PARTICIPATION PLAN

     In May 2000, our Board of Directors adopted the Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc. (the "Amended 1998 Plan") effective as of June 17, 1999, subject to stockholder approval at the Annual Meeting of:

     - an increase in the total number of shares authorized for issuance thereunder from 7,000,000 shares to 12,000,000 shares of our Class A Common Stock; and

     - an increase in the maximum number of shares that may be granted to an eligible employee in any given calendar year from 100,000 to 850,000 shares of our Class A Common Stock.

     The Board of Directors amended and restated the 1998 Equity Participation Plan because it believes:

     - additional shares are necessary to attract new employees and executives;

     - additional shares are needed to further the goal of retaining and motivating existing personnel;

     - the availability of options provides a substitute for cash bonuses which allows us to reinvest in the company;

     - the issuance of options to our employees is an integral component of our compensation policy; and

     - to compete effectively in the consulting and e-commerce industries it is in our best interest to maintain maximum flexibility with regard to our available option pool to take advantage of the opportunities provided by high executive and employee turnover in those industries.

     Our Board of Directors believes that it is in the best interests of our company and our stockholders to approve the Amended 1998 Plan because we believe that aligning the interests of our employees, executives and directors with our those of our stockholders through the grant of stock options is a primary means of maximizing long-term stockholder value.

     The underlying purpose of these amendments is to maintain our ability to attract, retain and motivate our executives and key employees. In the consulting and e-commerce industries, there is constant competition for talented and skilled executives and employees. To effectively meet this challenge, it is in our best interests to have the ability to offer compensation packages commensurate with those offered by those we compete against on a daily basis. Based on a review of the option plans in effect at other consulting and e-commerce companies similar in size to our company, the Board of Directors concluded that the proposed increases in the authorized number of shares and the award limit should prevent us from being disadvantaged in our efforts to attract, retain and motivate those eligible to receive awards under our Amended 1998 Plan.

     Our stockholders approved the 1998 Equity Participation Plan prior to our initial public offering in May 1999. Stockholder approval of the Amended 1998 Plan is currently being sought because Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)") require that we resubmit the Amended 1998 Plan to you for your approval to allow future awards under the plan to qualify as "performance-based" compensation under Section 162(m). Stockholder approval of the Amended 1998 Plan will be effective as of June 17, 1999.

     Section 162(m) generally limits the tax deductions a public corporation may take for compensation paid to its "named executive officers" to $1 million per executive per year. "Performance-based" compensation tied to the attainment of specific goals is excluded from the limitation. Future options granted under our Amended

1998 Plan will qualify for treatment as "performance-based" compensation if the Amended 1998 Plan is approved by our stockholders and the other requirements of
Section 162(m) are satisfied. In the event that stockholder approval of the Amended 1998 Plan is not obtained options previously granted by us will remain valid and outstanding (except those options specifically made subject to stockholder approval of the Amended 1998 Plan).

     DESCRIPTION OF THE AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN

     The following is a description of certain provisions of the Amended 1998 Plan. This description is qualified in its entirety by reference to the full text of the Amended 1998 Plan, a copy of which may be obtained from us at no cost by writing to us at the address set forth on the first page of this proxy statement. A copy of the Amended 1998 Plan is also attached as Appendix A to this proxy statement filed with SEC on May 5, 2000 and is available to you on the SEC's Internet site at www.sec.gov.

GENERAL NATURE AND PURPOSES OF THE AMENDED 1998 PLAN

     The 1998 Equity Participation Plan was adopted by our Board of Directors effective December 30, 1998. It was amended effective April 30, 1999 and approved by our stockholders at the 1999 Annual Meeting prior to our initial public offering. The 1998 Equity Participation Plan was further amended and restated by our Board of Directors in May 2000, to increase the number of shares available for issuance and to increase the maximum annual award limit, subject to stockholder approval, and to make other non-material corrections and clarifications, effective June 17, 1999.

     The Amended 1998 Plan was adopted to provide a means by which selected officers, directors, employees and consultants of Nextera and its affiliates could be given an opportunity to purchase stock and/or rights in Nextera, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

ADMINISTRATION

     The Amended 1998 Plan is administered by the Board of Directors. The Board of Directors has the power to construe and interpret the Amended 1998 Plan and, subject to the provisions of the Amended 1998 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award and other terms of the award. The Board of Directors is authorized to delegate administration of the Amended 1998 Plan to a committee composed of not fewer than two members of the Board of Directors. The Board of Directors has delegated administration of the Amended 1998 Plan to the Compensation Committee of the Board of Directors. As used herein with respect to the Amended 1998 Plan, the "Board of Directors" refers to the Compensation Committee as well as to the Board of Directors itself.

SECURITIES SUBJECT TO THE AMENDED 1998 PLAN

     Under the Amended 1998 Plan, not more than 12,000,000 shares of Class A Common Stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights, and other awards, or upon vesting of restricted or deferred stock awards. The maximum number of shares which may be subject to options or stock appreciation rights or other awards granted under the Amended 1998 Plan to any individual in any calendar year cannot exceed 850,000. As of April 14, 2000, options to purchase 8,038,531 shares of Class A Common Stock were outstanding under the 1998 Equity

Participation Plan, as amended, of which approximately 1,249,000 shares are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting. Based on a closing price on the Nasdaq National Market of $4.75 on April 14, 2000, the aggregate market value of Class A Common Stock underlying the outstanding options was approximately $38,183,000.

     The shares available under the Amended 1998 Plan may be either previously unissued shares or treasury shares. The Board of Directors has the discretion to make appropriate adjustments in the number and kind of securities subject to the Amended 1998 Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of Nextera; the split-up, spin-off, combination, repurchase, liquidation or dissolution of Nextera; or disposition of all or substantially all of our assets or exchange of common stock or other of our securities; or other similar corporate transaction or event.

AMENDMENTS TO THE AMENDED 1998 PLAN

     Amendments of the Amended 1998 Plan to increase the number of shares as to which awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of our stockholders. In all other respects the Amended 1998 Plan can be amended, modified, suspended or terminated by the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

ELIGIBILITY

     Options, stock appreciation rights, restricted stock and other awards under the Amended 1998 Plan may be granted to individuals who are then officers or other key employees of Nextera or any of its present or future subsidiaries. Such awards also may be granted to consultants of Nextera selected by our Board of Directors for participation in the Amended 1998 Plan. Our independent directors may be granted non-qualified stock options and dividend equivalents by the Board of Directors. The Board of Directors may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof to key employees and consultants. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     As of April 14, 2000, approximately four executive officers, 784 other employees and eight independent directors were eligible to participate in the Amended 1998 Plan.

AWARDS OUTSTANDING UNDER THE 1998 EQUITY PARTICIPATION PLAN

     The following table sets forth, to the extent determinable, the awards that have been granted under the 1998 Equity Participation Plan, as amended, as of April 14, 2000, to each of the Named Executive Officers and nominees for director and the various groups set forth below.

                                                              NUMBER OF SHARES
                                                                 UNDERLYING
                            NAME                                   AWARDS
                            ----                              ----------------
Named Executive Officers
  Steven B. Fink(1).........................................       815,000(2)
  Gresham T. Brebach, Jr.(3)................................            --
  Roger Brossy..............................................       107,700
  James K. Burns............................................       375,000(4)
  Michael P. Muldowney......................................       100,000
  Ronald K. Bohlin(5).......................................            --

                                                              NUMBER OF SHARES
                                                                 UNDERLYING
                            NAME                                   AWARDS
                            ----                              ----------------
Nominees for Director(6)....................................
  Marc R. Benioff...........................................        50,000
  Gregory J. Clark..........................................        50,000
  Ralph Finerman............................................        15,000
  Keith D. Grinstein........................................        50,000
  Stanley E. Maron..........................................        15,000
  Michael D. Rose...........................................        50,000
  Richard V. Sandler........................................        15,000
  Richard L. Sandor, Ph.D. .................................        50,000
All current executive officers as a group (4 persons).......     1,397,700(7)
All current directors who are not executive officers as a
  group (8 persons).........................................       295,000
All employees who are not executive officers as a group (515
  persons)..................................................     6,345,831

---------------
(1)  Mr. Fink was named Chief Executive Officer in October 1999.

(2) Of these options, 715,000 shares are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting.

(3) Mr. Brebach was our Chief Executive Officer from February 1997 through October 1999.

(4) Of these options, 100,000 shares are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting.

(5) Mr. Bohlin was our Chief Operating Officer from February 1997 through August 1999.

(6)  Messrs. Fink, Brossy and Burns are also nominees for director.

(7) Of these options, 890,000 are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting.

TYPES OF AWARDS UNDER THE AMENDED 1998 PLAN

     Awards under the Amended 1998 Plan may be made in the forms described below (each as defined in the Amended 1998 Plan).

     Non-Qualified Stock Options. Non-qualified stock options provide for the right to purchase Class A Common Stock at a specified price which, except with respect to non-qualified stock options intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Board of Directors) in one or more installments after the grant date, subject to the participant's continued employment with Nextera and/or subject to the satisfaction of individual or company performance targets established by the Board of Directors and/or Nextera. Non-qualified stock options may be granted for a term of up to ten years, as specified by the Board of Directors.

     Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must have an exercise price not less than the fair market value of a share of Class A Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the holder's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as incentive stock options. In the case of an incentive stock options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock, the Amended 1998 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Class A Common Stock on the date of grant and the incentive stock options must expire upon the fifth anniversary of the date of its grant.

     Restricted Stock. Restricted stock may be sold to any key employee or consultant at a price (not below par value) and subject to such restrictions as may be determined by the Board of Directors. Typically, restricted stock may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Deferred Stock. Deferred stock may be awarded to any key employee or consultant, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Board of Directors. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied.

     Stock Appreciation Rights. Stock appreciation rights may be granted to any key employee or consultant in connection with stock options or other awards, or separately. Stock appreciation rights granted by the Board of Directors in connection with stock options or other awards will provide for payments to the holder based upon increases in the price of our Class A Common Stock over the exercise price of the related option or other award. Except as required by
Section 162(m) of the Code with respect to an stock appreciation rights intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Amended 1998 Plan on the exercise of stock appreciation rights or the amount of gain realizable therefrom, although restrictions may be imposed by the Board of Directors in the stock appreciation right agreements. The Board of Directors may elect to pay stock appreciation rights in cash, Class A Common Stock or a combination of both.

     Dividend Equivalents. Dividend equivalents may be granted to any key employee or consultant by the Board of Directors. The Board of Directors may also grant dividend equivalents to any of our independent directors. The amount of the dividend equivalents represents the value of the dividends per share paid by us, calculated with reference to the number of shares covered by the award held by the participant.

     Performance Awards. Performance awards may be granted to any key employee or consultant by the Board of Directors. Generally, these awards will be based upon specific performance targets and may be paid in cash, Class A Common Stock or a combination of both. Performance awards may also include bonuses which may be granted by the Board of Directors which may be payable in cash, Class A Common Stock or a combination of both.

     Stock Payments. Stock payments may be received by any key employee or consultant selected by the Board of Directors in a manner determined from time to time by the Board of Directors. The number of shares of Class A Common Stock or an option or other right to purchase Class A Common Stock shall be determined by the Board of Directors, and may be based upon performance criteria as determined by the Board of Directors.

GENERAL TERMS OF AWARDS UNDER THE AMENDED 1998 PLAN

     Transferability. Awards under the Amended 1998 Plan may not be sold, pledged assigned or transferred in any manner (other than by will or the laws of descent and distribution or, subject to the consent of the Board of Directors, pursuant to a domestic relations order) unless and until the award has been exercised or the shares underlying the award have been issued and all restrictions applicable to the shares have lapsed.

     During the lifetime of the holder of an award, only he or she may exercise an award (or any portion thereof) granted to him or her under the Amended 1998 Plan, unless it has been disposed of with the consent of the Board of Directors pursuant to a domestic relations order. Following the death of the holder, any exercisable portion of an award may, prior to the time that portion becomes unexercisable under the Amended 1998 Plan or the applicable award agreement, be exercised by any person empowered to do so under the deceased holder's will or applicable law of descent and distribution.

     Extraordinary Corporate Events. The Board of Directors has the discretion under the Amended 1998 Plan to provide that awards will expire at specified times following, or become exercisable in full upon, the occurrence of certain corporate events set forth in the Amended 1998 Plan. In addition, the Board of Directors has the discretion to give award holders the right to exercise their outstanding awards in full during some period prior to such event, even if the award has not yet become fully exercisable.

     Loans to Plan Participants. The Board of Directors may, in its discretion, extend one or more loans to key employees in connection with the exercise or receipt of an award, or the issuance of restricted stock or deferred stock under the Amended 1998 Plan. The terms and conditions of any such loan shall be set by the Board of Directors.

     Compliance with Securities Law. The Amended 1998 Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities Exchange Commission thereunder, including without limitation Rule 16b-3 of the Exchange Act. The Amended 1998 Plan will be administered, and awards will be granted and may be exercised, only in a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Amended 1998 Plan and the awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

FEDERAL INCOME TAX INFORMATION

     The income tax consequences of the Amended 1998 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Amended 1998 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex, subject to change and may vary depending on individual circumstances and from locality to locality. This summary shall not be construed as tax advice.

     Incentive Stock Options. There generally are no federal income tax consequences to the holder by reason of the grant or exercise of an incentive stock option. If a holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the holder upon exercise of the option, any gain or loss upon sale or other taxable disposition of such stock will be capital gain or loss. Generally, if the holder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the holder will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the holder's actual gain, if any, on the purchase and sale. The holder's additional gain, if any, upon the disqualifying disposition may be eligible for capital gain treatment if the required capital gain holding period is met. Different rules may apply to holders who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

     To the extent the holder recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax-reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Non-Qualified Stock Options. There are no federal income tax consequences to the holder or Nextera by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the holder will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the aggregate option exercise price paid. Generally, with respect to employees, we are required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the holder. Upon disposition of the stock, the holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be: (i) long-term if the stock was held for more than twelve months or (ii) short-term if the stock was held twelve months or less. Slightly different rules may apply to holders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Stock Appreciation Rights. A holder of a stock appreciation right will not realize income for federal income tax purposes as a result of the grant of such stock appreciation right, but upon exercise of the stock appreciation right normally will realize compensation income in the year of such exercise equal to the fair market value of the cash received upon such exercise. We (or our subsidiary which employs the holder) will be entitled to a deduction in the same amount at the time of exercise of the stock appreciation right.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a performance award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

     Dividend Equivalents. A recipient of a dividend equivalent generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally would be entitled to a deduction for the same amount.

     Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options and stock appreciation rights will satisfy the "performance-based compensation" exception if the award of the options or stock appreciation rights are made by a Board of Directors committee consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or stock appreciation exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's stockholders.

     The Amended 1998 Plan has been designed in order to permit the Board of Directors to grant stock options and stock appreciation rights which will qualify as "performance-based compensation." In addition, in order to permit Awards other than stock options and stock appreciation rights to qualify as "performance-based compensation," the Amended 1998 Plan provides that the Board of Directors may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Board of Directors may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets based on any of the following business criteria with respect to the Company, any subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Class A Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Amended 1998 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Amended 1998 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the Amended and Restated 1998 Equity Participation Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

            PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE
               NEXTERA/LEXECON LIMITED PURPOSE STOCK OPTION PLAN

     The Nextera/Lexecon Limited Purpose Stock Option Plan of Nextera Enterprises, Inc., as amended (the "Nextera/Lexecon Plan"), provides for grants of stock options to selected officers, employees and consultants of our subsidiary Lexecon Inc. and the eligible employees of its subsidiaries. The Nextera/Lexecon Plan is designed to promote the success of our business by more closely aligning the interests of Lexecon's management and key employees to those of our stockholders through the provision of equity-based incentives to those individuals who are or will be responsible for our success.

     In May 2000, our Board of Directors adopted the Amended and Restated Nextera/Lexecon Limited Purpose Stock Option Plan of Nextera Enterprises, Inc. (the "Amended Nextera/Lexecon Plan") effective as of June 17, 1999, subject to stockholder approval at the Annual Meeting of the increase in the maximum number of shares that may be granted to an eligible employee in any given calendar year from 375,000 to 500,000 shares of our Class A Common Stock.

     The underlying purpose of this amendment is to maintain our ability to attract, retain and motivate our executives and key employees. In the consulting and e-commerce industries, there is constant competition for talented and skilled executives and employees. To effectively meet this challenge, it is in our best interests to have the ability to offer compensation packages commensurate with those offered by those we compete against on a daily basis. Based on a review of the option plans in effect at other consulting and e-commerce companies similar in size to our company, the Board of Directors concluded that the proposed increase in the award limit should prevent us from being disadvantaged in our efforts to attract, retain and motivate those eligible to receive awards under our Amended Nextera/Lexecon Plan.

     Our stockholders approved the Nextera/Lexecon Plan prior to our initial public offering in May 1999. Stockholder approval of the Amended Nextera/Lexecon Plan is currently being sought because Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)") require that we resubmit the Amended Nextera/Lexecon Plan to our stockholders for approval at the Annual Meeting to allow future awards under the plan to qualify as "performance-based" compensation under Section 162(m). Stockholder approval of the Amended Nextera/Lexecon Plan will be effective as of June 17, 1999.

     Section 162(m) generally limits the tax deductions a public corporation may take for compensation paid to its "named executive officers" to $1 million per executive per year. "Performance-based" compensation tied to the attainment of specific goals is excluded from the limitation. Future options granted under the Amended Nextera/Lexecon Plan will qualify for treatment as "performance-based" compensation if the Amended Nextera/Lexecon Plan is approved by our stockholders and the other requirements of Section 162(m) are satisfied. Thus, we are submitting the Amended Nextera/Lexecon Plan to our stockholders for approval at the Annual Meeting. See "Description of Amended and Restated Nextera/Lexecon Limited Purpose Stock Option Plan--Federal Income Tax Information" for a more detailed discussion of the other requirements of Section 162(m). In the event that your approval of the Amended Nextera/Lexecon Plan is not obtained options previously granted by Lexecon will remain valid and outstanding (except those options specifically made subject to stockholder approval of the Amended Nextera/Lexecon Plan).

                      DESCRIPTION OF AMENDED AND RESTATED
               NEXTERA/LEXECON LIMITED PURPOSE STOCK OPTION PLAN

     The following is a description of certain provisions of the Amended Nextera/Lexecon Plan. This description is qualified in its entirety by reference to the full text of the Amended Nextera/Lexecon Plan, a copy of which may be obtained from us at no cost by writing to us at the address set forth on the first page of this proxy statement. A copy of the Amended Nextera/Lexecon Plan is also attached as Appendix B to this proxy statement filed with the SEC on May 5, 2000 and is available to you on the SEC's Internet site at www.sec.gov.

GENERAL NATURE AND PURPOSES OF THE AMENDED NEXTERA/LEXECON PLAN

     The Nextera/Lexecon Limited Purpose Stock Option Plan of Nextera Enterprises, Inc. was adopted by the Board of Directors effective December 30, 1998. It was amended effective April 30, 1999 and approved by our stockholders at the 1999 Annual Meeting prior to our initial public offering. It was further amended and restated by our Board of Directors in May 2000, to increase the maximum annual award limit from 375,000 to 500,000 shares of our Class A Common Stock, subject to stockholder approval, and to make other non-material corrections and clarifications, effective as of June 17, 1999.

     The Amended Nextera/Lexecon Plan was adopted to provide a means by which selected key employees and consultants of Lexecon Inc. could be given an opportunity to purchase our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

ADMINISTRATION

     The Amended Nextera/Lexecon Plan is administered by the Board of Directors. The Board of Directors has the power to construe and interpret the Amended Nextera/Lexecon Plan and, subject to the provisions of the Amended Nextera/Lexecon Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option and other terms of the option. The Board of Directors is authorized to delegate administration of the Amended 1998 Plan to a committee composed of not fewer than two members of the Board of Directors. The Board of Directors has delegated administration of the Amended Nextera/ Lexecon Plan to the Compensation Committee of the Board of Directors. As used herein with respect to the Amended Nextera/Lexecon Plan, the "Board of Directors" refers to the Compensation Committee as well as to the Board of Directors itself.

SECURITIES SUBJECT TO THE AMENDED NEXTERA/LEXECON PLAN

     Under the Amended Nextera/Lexecon Plan, not more than 5,500,000 shares of Class A Common Stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options. The maximum number of shares which may be subject to options granted under the Amended Nextera/Lexecon Plan to any individual in any calendar year cannot exceed 500,000. As of April 14, 2000, options to purchase 5,359,612 shares of Class A Common Stock were outstanding under the Nextera/Lexecon Limited Purpose Stock Option Plan, of which 26,879 shares are subject to stockholder approval of the Amended Nextera/Lexecon Plan at the Annual Meeting. Based on a closing price on the Nasdaq National Market of $4.75 on April 14, 2000, the aggregate market value of the Class A Common Stock underlying the outstanding options was approximately $25,458,157.

     The shares available under the Amended Nextera/Lexecon Plan may be either previously unissued shares or treasury shares. The Board of Directors has the discretion to make appropriate adjustments in the number and kind of securities subject to the Amended Nextera/Lexecon Plan and to outstanding options thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of Nextera; the split-up, spin-off, combination, repurchase, liquidation or dissolution of Nextera; or disposition of all or substantially all of our assets or exchange of our common stock or other of our securities; or other similar corporate transaction or event.

AMENDMENTS TO THE AMENDED NEXTERA/LEXECON PLAN

     Amendments of the Amended Nextera/Lexecon Plan to increase the number of shares as to which options may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of our stockholders. In all other respects the Amended Nextera/Lexecon Plan can be amended, modified, suspended or terminated by the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

ELIGIBILITY

     Options under the Amended Nextera/Lexecon Plan may be granted to individuals who are then officers or other employees of Lexecon and its subsidiaries. Options under the Amended Nextera/Lexecon Plan may also be granted to consultants of Lexecon and its subsidiaries selected by the Board of Directors for participation in the Amended Nextera/Lexecon Plan. Each such option will be evidenced by a separate written agreement with the person receiving the option and will indicate the type, terms and conditions of the option.

     As of April 14, 2000, approximately 238 officers, employees and consultants of Lexecon and its subsidiaries were eligible to participate in the Nextera/Lexecon Limited Purpose Stock Option Plan.

OPTIONS OUTSTANDING UNDER THE NEXTERA/LEXECON LIMITED PURPOSE STOCK OPTION PLAN

     As of April 14, 2000, a total of 5,359,612 stock options have been granted under the Nextera/Lexecon Limited Purpose Stock Option Plan to 66 employees and consultants who are not executive officers. Of these options, 26,879 shares are subject to stockholder approval of the Amended Nextera/Lexecon Plan at the Annual Meeting. No options under the Nextera/Lexecon Limited Purpose Stock Option Plan have been granted to executive officers or directors of Nextera.

TYPE OF OPTION UNDER THE AMENDED NEXTERA/LEXECON PLAN

     Options granted under the Amended Nextera/Lexecon Plan will be non-qualified stock options. The Amended Nextera/Lexecon Plan provides that no option granted under the plan may be an incentive stock option within the meaning of Section 422 of the Code.

     Non-qualified stock options provide for the right to purchase Class A Common Stock at a specified price which, except with respect to non-qualified stock options intended to qualify as performance-based compensation under
Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Board of Directors) in one or more installments after the grant date, subject to the participant's continued employment with Nextera and/or subject to the satisfaction of individual or company performance targets established by the Board of Directors and/or Nextera. Non-qualified stock options may be granted for a term of up to ten years, as specified by the Board of Directors.

GENERAL TERMS OF OPTIONS UNDER THE AMENDED NEXTERA/LEXECON PLAN

     Transferability. Options awarded under the Amended Nextera/Lexecon Plan may not be sold, pledged assigned or transferred in any manner (other than by will or the laws of descent and distribution or, subject to the consent of the Board of Directors, pursuant to a domestic relations order) unless and until the option has been exercised or the shares underlying the option have been issued and all restrictions applicable to the shares have lapsed.

     During the lifetime of the holder of an option, only he or she may exercise an option (or any portion thereof) granted to him or her under the Amended Nextera/Lexecon Plan, unless it has been disposed of with the consent of the Board of Directors pursuant to a domestic relations order. Following the death of the holder, any exercisable portion of an option may, prior to the time that portion becomes unexercisable under the Amended Nextera/Lexecon Plan or the applicable option agreement, be exercised by any person empowered to do so under the deceased holder's will or applicable law of descent and distribution.

     Extraordinary Corporate Events. The Board of Directors has the discretion under the Amended Nextera/Lexecon Plan to provide that options will expire at specified times following, or become exercisable in full upon, the occurrence of certain corporate events set forth in the Amended Nextera/Lexecon Plan. In addition, the Board of Directors has the discretion to give option holders the right to exercise their outstanding options in full during some period prior to such event, even if the option has not yet become fully exercisable.

     Loans to Plan Participants. The Board of Directors may, in its discretion, extend one or more loans to key employees in connection with the exercise or receipt of an option under the Amended Nextera/Lexecon Plan. The terms and conditions of any such loan shall be set by the Board of Directors.

     Compliance with Securities Law. The Amended Nextera/Lexecon Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities Exchange Commission thereunder, including without limitation Rule 16b-3 of the Exchange Act. The Amended Nextera/Lexecon Plan will be administered, and options will be granted and may be exercised, only in a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Amended Nextera/Lexecon Plan and the options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

FEDERAL INCOME TAX INFORMATION

     The income tax consequences of the Amended Nextera/Lexecon Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Amended Nextera/Lexecon Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex, subject to change and may vary depending on individual circumstances and from locality to locality. This summary shall not be construed as tax advice.

     Non-Qualified Stock Options. There are no federal income tax consequences to the holder or Nextera by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the holder will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the aggregate option exercise price paid. Generally, with respect to employees, we are required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the holder. Upon disposition of the stock, the holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be: (i) long-term if the stock was held for more than twelve months or (ii) short-term if the stock was held twelve months or less. Slightly different rules may apply to holders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options and stock appreciation rights will satisfy the "performance-based compensation" exception if the award of the options or stock appreciation rights are made by a Board of Directors committee consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or stock appreciation exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's stockholders.

     The Amended Nextera/Lexecon Plan has been designed in order to permit the Board of Directors to grant stock options which will qualify as "performance-based compensation."

     Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Amended Nextera/Lexecon Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Amended Nextera/Lexecon Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the Amended and Restated Nextera/Lexecon Limited Purpose Stock Option Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2000 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP audited our financial statements for the years ended December 31, 1998 and 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholders are not required to ratify the selection of Ernst & Young LLP as our independent auditors. However, we are submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Ernst & Young LLP.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5.

                             STOCKHOLDER PROPOSALS

     Any stockholder who desires to present proposals at the 2001 annual meeting of stockholders and to have such proposals set forth in the proxy statement and form of proxy mailed in conjunction with such annual meeting must submit such proposals in writing to our Secretary no later than January 15, 2001. Our Bylaws require that for nominations of persons for election to our Board of Directors or the proposal of business to be considered by the stockholders at an annual meeting, a stockholder must give timely written notice thereof. To be timely for the 2001 annual meeting of stockholders, such notice must be delivered to our Secretary at our principal executive office, at One Cranberry Hill, Lexington, Massachusetts 02421, not less than 60 days nor more than 90 days prior to the close of business on June 15, 2001, provided, that if the 2001 annual meeting of stockholders is advanced or delayed by more than 30 days from June 15, 2001, such notice must be delivered not earlier than the close of business on the 90th day prior to the 2001 annual meeting and not later than the close of business on the later of the 60th day prior to the 2001 annual meeting or the 10th day following the earlier of (i) the day on which notice of the meeting was mailed or (ii) the date we first publicly announce the date of the 2001 annual meeting. The stockholder's notice must contain and be accompanied by certain information as specified in the Bylaws. It is recommended that any stockholder desiring to make a nomination or submit a proposal for consideration obtain a copy of our Bylaws, which may be obtained without charge from our Secretary upon written request addressed to the Secretary at our principal executive offices.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A COPY OF THE OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO NEXTERA ENTERPRISES, INC., ONE CRANBERRY HILL, LEXINGTON, MASSACHUSETTS 02421.

                                          By Order of the Board of Directors

                                          /s/ STEVEN B. FINK
                                          Steven B. Fink
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

May 26, 2000

                                                                      Appendix A

                       THE 1998 EQUITY PARTICIPATION PLAN
                                       OF
                            NEXTERA ENTERPRISES, INC.
                (AS AMENDED AND RESTATED EFFECTIVE JUNE 17, 1999)

                  Nextera Enterprises, Inc., a Delaware corporation, has adopted The 1998 Equity Participation Plan of Nextera Enterprises, Inc. (the "Plan"), effective December 30, 1999, for the benefit of its eligible employees, consultants and directors.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee (or a delegate of the Committee under Section 10.5) unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

                  1.3. Award. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

                  1.4. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

                  1.5. Award Limit. "Award Limit" shall mean 850,000 shares of Class A Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

                  1.6. Board. "Board" shall mean the Board of Directors of the Company.

                  1.7. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                       (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept;

                       (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
         (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board;

                       (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

                       (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  1.8. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.9. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

                  1.10. Class A Common Stock. "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Class A Common Stock.

                  1.11. Common Stock. "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and the Class B Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

                  1.12. Company. "Company" shall mean Nextera Enterprises, Inc., a Delaware corporation.

                  1.13. Consultant. "Consultant" shall mean any consultant or adviser if:

                       (a) the consultant or adviser renders bona fide services to the Company;

                       (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                       (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

                  1.14. Deferred Stock. "Deferred Stock" shall mean Class A Common Stock awarded under Article VIII of the Plan.

                  1.15. Director. "Director" shall mean a member of the Board.

                  1.16. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Class A Common Stock) of dividends paid on Class A Common Stock, awarded under Article VIII of the Plan.

                  1.17. Disability. "Disability" shall mean, with respect to any Holder, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Holder from performing his or her employment or consultant duties, or (ii) the absence of such Holder from his or her employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of ninety (90) days during any one hundred twenty (120) day period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by a licensed, board certified physician.

                  1.18. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  1.19. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.20. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.21. Fair Market Value. "Fair Market Value" of a share of Class A Common Stock as of a given date shall be (a) the average closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the ten most current trading days immediately prior to such date, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the average mean between the closing representative bid and asked prices for the Class A Common Stock on the ten (10) most recent trading days immediately prior to such date as reported by NASDAQ or such successor quotation system; or (c) if Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Administrator acting in good faith. The Administrator shall determine the Fair Market Value at least once each calendar quarter and such determination shall apply until the Administrator has made another determination of Fair Market Value.

                  1.22. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

                  1.23. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.24. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

                  1.25. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

                  1.26. Option. "Option" shall mean a stock option granted under
Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

                  1.27. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Class A Common Stock or a combination of both, awarded under Article VIII of the Plan.

                  1.28. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity,
(g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Class A Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  1.29. Plan. "Plan" shall mean The 1998 Equity Participation Plan of Nextera Enterprises, Inc.

                  1.30. Restricted Stock. "Restricted Stock" shall mean Class A Common Stock awarded under Article VII of the Plan.

                  1.31. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.32. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.33. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.34. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

                  1.35. Stock Payment. "Stock Payment" shall mean (a) a payment in the form of shares of Class A Common Stock, or (b) an option or other right to purchase shares of Class A Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

                  1.36. Subsidiary. "Subsidiary" shall mean (a) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which the Company is a general partner, (c) any limited liability company in which the Company is a managing member, or (d) any partnership or limited liability company in which the Company possesses a 50% or greater interest in the total capital or total income of such partnership.

                  1.37. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

                  1.38. Termination for Cause. "Termination for Cause" shall mean the time when the employee-employer or Consultant-employer relationship between a Holder and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Holder's employment or consultancy agreement; provided however, that if termination for cause is not therein defined, the following shall constitute "Cause" for the termination of the Holder's employee-employer or Consultant-client relationship:

                       (a) material dishonest statements or acts of the Holder with respect to the Company or any affiliate of the Company;

                       (b) indictment of the Holder for (i) a felony or (ii) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

                       (c) willful misconduct by the Holder after three (3) days written notice and an opportunity to cure;

                       (d) gross negligence, or willful failure or refusal of the Holder to comply with explicit directions of the Board after fifteen (15) days written notice and an opportunity to cure.

                  In making any determination under this Section 1.38 the Board shall act fairly and in good faith and shall give the Holder an opportunity to appear and be heard at a meeting of the Board or any committee thereof and present evidence on his behalf.

                  1.39. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.

Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.40. Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

                  1.41. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1. Shares Subject to Plan.

                       (a) The shares of stock subject to Awards shall be Class A Common Stock, initially shares of the Company's Class A Common Stock, par value $0.001 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Twelve Million (12,000,000). The shares of Class A Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                       (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

                  2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Class A Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Class A Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Notwithstanding the provisions of this Section 2.2, no shares of Class A Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

                  3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2. Provisions Applicable to Section 162(m) Participants.

                       (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                       (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                       (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                       (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to render faithful and efficient services to the Company or a Subsidiary.

                  3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

                  4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

                  4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

                  4.4. Granting of Options to Employees and Consultants.

                       (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Determine which Employees are key Employees and
                  select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number
                  of shares to be subject to such Options granted to the selected key Employees or Consultants;

                           (iii) Subject to Section 4.3, determine whether such
                  Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                            (iv) Determine the terms and conditions of
                  such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to satisfy the applicable provisions of Section 162(m) of the Code.

                       (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                       (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5. Granting of Options to Independent Directors.

                       The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                       (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                       (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

                       (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

                  All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Class A Common Stock, unless otherwise permitted by applicable state law and:

                       (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted;

                       (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

                       (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
         Code).

                  5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that:

                       (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

                       (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of equity of the Company or any Subsidiary;

                       (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination; and

                       (d) Unless otherwise permitted by applicable securities laws, in the event of a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Holder shall have at least ninety (90) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy due to the Holder's death or Disability, the Holder shall have at least one hundred eighty (180) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option. Notwithstanding the forgoing, if a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Holder's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.

                  5.3. Option Vesting

                       (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                       (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option; provided, however that if a Holder's employment, in the case of an Employee, or provision of services, in the case of a Consultant, terminated by reason of death or Disability, the Option shall become exercisable with respect to one-hundred percent (100%) of the Class A Common Units subject to such Option.

                       (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

                  5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                       (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                       (b) the aggregate exercise price thereof; does not exceed the excess of;

                       (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                       (d) the aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

                  6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                       (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                       (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                       (c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                       (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of the Company's Class A Common Stock which have been owned by the Optionee for a period of more than six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; or (iv) allow payment through any combination of cash and the consideration provided in the foregoing subparagraphs (ii) and/or (iii). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                       (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                       (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                       (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                       (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                       (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                  6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

                  6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Class A Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

                  6.6. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                       (a) the expiration of twelve (12) months from the date of the Holder's death;

                       (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his Disability;

                       (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his Disability, unless the Holder dies within said three-month period; or

                       (d) the expiration of ten (10) years from the date the Option was granted.

                  6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an

Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

                  7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

                  7.2. Award of Restricted Stock

                       (a) The Committee may from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees and
                  select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                           (ii) Determine the purchase price, if any, and other
                  terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                       (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Class A Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                       (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Class A Common Stock shall be subject to the restrictions set forth in Section 7.4.

                  7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or Disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

                  7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or Disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

                  7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

            PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
                                 STOCK PAYMENTS

                  8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award. Each Independent Director of the Company shall be eligible to be granted one or more Dividend Equivalents at the times and in the manner set forth in
Section 8.3(c).

                  8.2. Performance Awards. Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

                  8.3. Dividend Equivalents.

                       (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                       (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                       (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

                       (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

                  8.4. Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

                  8.5. Deferred Stock. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Class A Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Class A Common Stock underlying the Award has been issued.

                  8.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment granted to any Employee or Consultant shall be set by the Committee in its discretion. The term of a Dividend Equivalent granted to any Independent Director shall be set by the Board in its discretion.

                  8.7. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Class A Common Stock, unless otherwise permitted by applicable state law.

                  8.8. Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or Disability, or otherwise.

                  8.9. Form of Payment. Payment of the amount determined under
Section 8.2 or 8.3 above shall be in cash, in Class A Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Class A Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                   ARTICLE IX.

                            STOCK APPRECIATION RIGHTS

                  9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

                  9.2. Coupled Stock Appreciation Rights.

                       (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                       (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                       (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the CSAR by the number of shares of Class A Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

                  9.3. Independent Stock Appreciation Rights.

                       (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Class A Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Class A Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or Disability, or otherwise.

                       (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the ISAR by the number of shares of Class A Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

                  9.4. Payment and Limitations on Exercise.

                       (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Class A Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Class A Common Stock it shall be made subject to satisfaction of all provisions of
         Section 6.3 above pertaining to Options.

                       (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock

         Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                    ARTICLE X.

                                 ADMINISTRATION

                  10.1. Compensation Committee. Prior to the Company's initial registration of Class A Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  10.2. Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

                  10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

                  11.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                       (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

                       (b) The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 11.4.

                  11.3. Changes in Class A Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                       (a) Subject to Section 11.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Class A
                  Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                           (ii) the number and kind of shares of Class
                  A Common Stock (or other securities or property) subject to outstanding Awards, and

                           (iii) the grant or exercise price with respect to
                  any Award.

                       (b) Subject to Sections 11.3(d) and (e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) To provide for either the purchase of
                  any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                           (ii) To provide that the Award cannot vest, be
                  exercised or become payable after such event;

                           (iii) To provide that such Award shall be
                  exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                            (iv) To provide that such Award be assumed
                  by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                            (v) To make adjustments in the number and
                  type of shares of Class A Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                            (vi) To provide that, for a specified period
                  of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such

                  Restricted Stock may cease to be subject to repurchase under
                  Section 7.5 or forfeiture under Section 7.4 after such event.

                       (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                       (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Class A Common Stock subject to any Award shall always be rounded to the next whole number.

                       (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                       (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class A Common Stock or the rights thereof or which are convertible into or exchangeable for Class A Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders (by a majority of the outstanding common stock entitled to vote thereon with the voting rights set forth in the Company's Amended and Restated Certificate of Incorporation) within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

                  11.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Class A Common Stock otherwise issuable under such Award (or allow the return of shares of Class A Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                  11.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

                  11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Class A Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator.

                  11.8. Effect of Plan Upon Options and Compensation Plans.

                       (a) The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary, other than superseding the Amended and Restated Employee Equity Participation Plan of Nextera Enterprises, L.L.C., a Delaware limited liability company ("Nextera LLC"). Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                       (b) Options granted under this Plan to replace options granted to the employees of Nextera LLC, shall have the aggregate option exercise price, the vesting schedule and term as set forth in the Equity Participation Agreements granted by Nextera LLC to the optionees thereunder.

                  11.9. Lock-Up in Connection with Initial Public Offering. Each Award Agreement issued pursuant to this Plan prior to the initial public offering of the Company's Common Stock shall include provisions substantially similar to the following:

                  "To induce the underwriters that may participate in an initial public offering (the "Initial Public Offering") of the Company's Common Stock to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Initial Public Offering:

                         (i) agrees not to (x) offer, pledge, sell, contract
                  to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without prior written consent of the lead managing underwriter of such Initial Public Offering;

                         (ii) agrees not to make any demand for, or exercise
                  any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the lead underwriter; and

                         (iii) authorizes the Company to cause the transfer
                  agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         Notwithstanding the foregoing, the restrictions set forth in clauses
         (i), (ii) and (iii) above shall not apply to any transfer of Common Stock to a "Controlled Affiliate" or pursuant to a "Qualified Transfer" (as each such term is defined in the Company's Amended and Restated Certificate of Incorporation); provided that prior to any such transfer the transferee agrees in writing to be bound by the provisions of this
         Section 11.9.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth in this Section, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned."

                  11.10. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Class A Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  11.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  11.12. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *


                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Nextera Enterprises, Inc. as of December 30, 1998, amended and restated as of April 30, 1999 and May 5, 1999, and further amended and restated as of June 17, 1999.



                                                       ------------------------
                                                          Stanley E. Maron
                                                              Secretary

                                                                      Appendix B


              THE NEXTERA/LEXECON LIMITED PURPOSE STOCK OPTION PLAN
                                       OF
                            NEXTERA ENTERPRISES, INC.
                (AS AMENDED AND RESTATED EFFECTIVE JUNE 17, 1999)

            Nextera Enterprises, Inc., a Delaware corporation, has adopted The Nextera/Lexecon Limited Purpose Stock Option Plan (the "Plan"), effective March 18, 1999 for the benefit of eligible employees and consultants.

            The purposes of the Plan are as follows:

            (1) To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

            (2) To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.

                                   DEFINITIONS

            1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

            1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein, and shall refer to the Committee (or a delegate of the Committee under Section 7.5) unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.1.

            1.3. Award Limit. "Award Limit" shall mean 500,000 shares of Class A Common Stock, as adjusted pursuant to Section 8.3 of the Plan.

            1.4. Board. "Board" shall mean the Board of Directors of the Company.

            1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.6. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

            1.7. Class A Common Stock. "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Class A Common Stock.

            1.8. Common Stock. "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and the Class B Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

            1.9. Company. "Company" shall mean Nextera Enterprises, Inc., a Delaware corporation.

            1.10. Consultant. "Consultant" shall mean any consultant or adviser if:

                  (a) the consultant or adviser renders bona fide services to Lexecon or any Subsidiary of Lexecon;

                  (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                  (c) the consultant or adviser is a natural person who has contracted directly with Lexecon or any Subsidiary of Lexecon to render such services.

            1.11. Director.  "Director" shall mean a member of the Board.

            1.12. Disability. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her employment or consultant duties, or (ii) the absence of such Optionee from his or her employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of ninety (90) days during any one hundred twenty (120) day period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by a licensed, board certified physician.

            1.13. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

            1.14. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of Lexecon or any Subsidiary of Lexecon.

            1.15. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            1.16. Fair Market Value. "Fair Market Value" of a share of Class A Common Stock as of a given date shall be (a) the average closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the ten most current trading days immediately prior to such date, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the average mean between the closing representative bid and asked prices for the Class A Common Stock on the ten (10) most recent trading days immediately prior to such date as reported by NASDAQ or such successor quotation system; or (c) if Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Administrator acting in good faith. The Administrator shall determine the Fair Market Value at least once each calendar quarter and such determination shall apply until the Administrator has made another determination of Fair Market Value.

            1.17. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

            1.18. Lexecon. "Lexecon" shall mean Lexecon Inc., an Illinois corporation. Lexecon is a Subsidiary of the Company.

            1.19. Option. "Option" shall mean a stock option granted under the Plan (collectively, "Options").

            1.20. Option Agreement. "Option Agreement" shall mean a written agreement in the form attached hereto as Exhibit A and as executed by an authorized officer of the Company and the Optionee.

            1.21. Optionee. "Optionee" shall mean a person who has been granted an Option.

            1.22. Plan. "Plan" shall mean The Nextera/Lexecon Limited Purpose Stock Option Plan.

            1.23. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

            1.24. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

            1.25. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

            1.26. Subsidiary. "Subsidiary" shall mean (a) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which the Company is a general partner, (c) any limited liability company in which the Company is a managing member, or (d) any partnership or limited liability company in which the Company possesses a 50% or greater interest in the total capital or total income of such partnership.

            1.27. Termination for Cause. "Termination for Cause" shall mean the time when the employee-employer or Consultant-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Optionee's noncompetition/confidentiality, employment or consultancy agreement; provided however, that if termination for cause is not therein defined, the following shall constitute "Cause" for the termination of the Optionee's employee-employer or Consultant-client relationship:

                  (a) material dishonest statements or acts of the Optionee with respect to the Company or any affiliate of the Company;

                  (b) indictment of the Optionee for (i) a felony or (ii) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

                  (c) willful misconduct by the Optionee after three (3) days written notice and an opportunity to cure;

                  (d) gross negligence, or willful failure or refusal of the Optionee to comply with explicit directions of the Board after fifteen
      (15) days written notice and an opportunity to cure.

            In making any determination under this Section 1.27 the Board shall act fairly and in good faith and shall give the Optionee an opportunity to appear and be heard at a meeting of the Board or any committee thereof and present evidence on his behalf.

            1.28. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a Consultant to Lexecon is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its reasonable discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a Termination for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

            1.29. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and Lexecon is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a Termination for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.



                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

            2.1.  Shares Subject to Plan.

                  (a) The shares of stock subject to Options shall be Class A Common Stock, initially shares of the Company's Class A Common Stock, par value $0.001 per share. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed 5,500,000. The shares of Class A Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares which may be subject to Options, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.



                                  ARTICLE III.

                               GENERAL PROVISIONS

            3.1. Option Agreement. Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. No Option granted under this plan shall be an "incentive stock option" within the meaning of Section 422 of the Code.

            3.2. Provisions Applicable to Section 162(m) Participants. The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

            3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

            3.4. Consideration. In consideration of the granting of an Option under the Plan, the Optionee shall agree, in the Option Agreement, to render faithful and efficient services to the Company or a Subsidiary.

            3.5. At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company and any Subsidiary.



                                   ARTICLE IV.

                               GRANTING OF OPTIONS

            4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.2(a)(i) shall be eligible to be granted an Option.

            4.2.  Granting of Options to Employees and Consultants.

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                        (i) Determine which Employees are key Employees and
            select from among the key Employees or Consultants (including Employees or Consultants who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of
            shares to be subject to such Options granted to the selected key Employees or Consultants;

                        (iii) Determine whether such Options are to qualify as
            performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                        (iv) Determine the terms and conditions of such Options,
            consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to satisfy the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                                   ARTICLE V.

                                TERMS OF OPTIONS

            5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Class A Common Stock, unless otherwise permitted by applicable state law and, in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted.

            5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that:

                  (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

                  (b) The Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or (subject to Section 8.2) amend any other term or condition of such Option relating to such a termination; and

                  (c) Unless otherwise permitted by applicable securities laws, in the event of an Optionee's Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Optionee shall have at least sixty (60) days from the date of such Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of an Optionee's Termination of Employment or Termination of Consultancy due to the Optionee's death or Disability, the Optionee shall have at least one hundred eighty (180) days from the date of such Termination of Employment or Termination of Consultancy to exercise the Option.

      Notwithstanding the forgoing, if an Optionee's Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.

            5.3.  Option Vesting

                  (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                  (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Constancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option; provided, however that if an Optionee's employment, in the case of an Employee, or provision of services, in the case of a Consultant, is terminated (i) by reason of death or Disability or (ii) by the Company under circumstances which do not constitute Termination for Cause, the Option shall become exercisable with respect to one-hundred percent (100%) of the Class A Common Stock subject to such Option.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

            6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

            6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                  (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Class A Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii) and (iii). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

            6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

            6.4. Rights as Stockholders. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

            6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.

            6.6. Additional Limitations on Exercise of Options. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.



                                  ARTICLE VII.

                                 ADMINISTRATION

            7.1. Compensation Committee. Prior to the Company's initial registration of Class A Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

            7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Option Agreement provided that the rights or obligations of the Optionee of the Option that is the subject of any such Option Agreement are not affected adversely. Any such grant under the Plan need not be the same with respect to each Optionee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

            7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

            7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

            7.5. Delegation of Authority to Grant Options. The Committee may, but need not, delegate from time to time some or all of its authority to grant Options under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 7.5 shall serve in such capacity at the pleasure of the Committee.



                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

            8.1. Not Transferable. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

            8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan.


            8.3. Changes in Class A Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 8.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                        (i) the number and kind of shares of Class A Common
            Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                        (ii) the number and kind of shares of Class A Common
            Stock (or other securities or property) subject to outstanding Options, and

                        (iii) the grant or exercise price with respect to any
            Option.

                  (b) Subject to Sections 8.3(d) and (e), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i) To provide for either the purchase of any such
            Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

                        (ii) To provide that the Option cannot vest, be
            exercised or become payable after such event;

                        (iii) To provide that such Option shall be exercisable
            as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Option;

                        (iv) To provide that such Option be assumed by the
            successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (v) To make adjustments in the number and type of shares
            of Class A Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of, and the criteria included in, outstanding Options, and Options which may be granted in the future.

                  (c) Subject to Sections 8.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (d) With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Class A Common Stock subject to any Option shall always be rounded to the next whole number.

                  (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement would so qualify, then this Plan and any Option Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Option Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                  (f) The existence of the Plan, the Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class A Common Stock or the rights thereof or which are convertible into or exchangeable for Class A Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            8.4. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option.

            8.5. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under the Plan. The terms and conditions of any such loan shall be set by the Committee.

            8.6. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of Options made under the Plan, or to require an Optionee to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Option, or upon the receipt or resale of any Class A Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if
(b) (i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator.

            8.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

            8.8. Lock-Up in Connection with Initial Public Offering. Each Option Agreement issued pursuant to this Plan prior to the initial public offering of the Company's Common Stock shall include provisions substantially similar to the following:

            "To induce the underwriters that may participate in an initial public offering (the "Initial Public Offering") of the Company's Common Stock to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Initial Public Offering:

                  (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or
            (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without prior written consent of the lead managing underwriter of such Initial Public Offering;

                  (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the lead underwriter; and

                  (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

      Notwithstanding the foregoing, the restrictions set forth in clauses (i),
      (ii) and (iii) above shall not apply to any transfer of Common Stock to a "Controlled Affiliate" or pursuant to a "Qualified Transfer" (as each such term is defined in the Company's Amended and Restated Certificate of Incorporation); provided that prior to any such transfer the transferee agrees in writing to be bound by the provisions of this Section 8.8.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth in this Section, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned."

            8.9. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Class A Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            8.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

            8.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    * * *


            I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Nextera Enterprises, Inc. as of March 18, 1999 and amended and restated as of June 17, 1999.



                                             -------------------------------
                                                    Stanley E. Maron
                                                       Secretary

                            NEXTERA ENTERPRISES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2000


The undersigned stockholder of Nextera Enterprises, Inc., a Delaware corporation (the "Company"), hereby appoints Steven B. Fink and Stanley E. Maron, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company's stockholders to be held on June 15, 2000 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

Proposal 1. -- To elect the following persons who are nominees to the Company's
               Board of Directors:

Steven B. Fink     James K. Burns       Keith D. Grinstein    Richard V. Sandler
Marc R. Benioff    Gregory J. Clark     Stanley E. Maron      Richard L. Sandor
Roger Brossy       Ralph Finerman       Michael D. Rose

[ ]   FOR     [ ] AUTHORITY  For all (except as indicated to the contrary below)


(INSTRUCTION:  To withhold authority to vote for any individual  nominee,  write that nominee's name in the space provided below)


--------------------------------------------------------------------------------

Proposal 2. --  To approve an amendment and restatement of our Amended and
                Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 50,000,000 to 75,000,000 shares.

                FOR                       AGAINST                       ABSTAIN
                [ ]                        [  ]                           [ ]

Proposal 3. --  To approve an amendment and restatement of the 1998 Equity
                Participation Plan of Nextera Enterprises, Inc.

                FOR                       AGAINST                       ABSTAIN
                [ ]                        [  ]                           [ ]

                         (Continued from the other side)


Proposal 4. --  To approve the amendment and restatement of the Nextera/Lexecon
                Limited Purpose Stock Option Plan of Nextera Enterprises, Inc.

                FOR                       AGAINST                       ABSTAIN
                [ ]                        [  ]                           [ ]

Proposal 5. --  To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2000.

                FOR                       AGAINST                       ABSTAIN
                [ ]                        [  ]                           [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature(s)                            Dated: ___________________, ____


----------------------------

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.